Exhibit 99.1

Vireo Growth Inc. Exercises Option to Purchase New York Facility from Innovative Industrial Properties

MINNEAPOLIS, Minnesota, May 26, 2026 -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo” or the “Company”), today announced that its subsidiary, 256 County Route 117 Perth LLC (the “Buyer”), completed the acquisition of premises located at 256 County Route 117 in Perth, NY (the “Property”). The Property, also known as Vireo’s Johnstown, New York facility, is a 389,000 square foot cannabis cultivation and production facility previously leased from IIP-NY 2 LLC (“IIP” or “Seller”), a subsidiary of Innovative Industrial Properties, Inc. Vireo’s acquisition of the Property comes after Vireo exercised its purchase option contained in a lease between Vireo Health of New York, LLC, as tenant, and IIP, as landlord.

The purchase price for the Property was US$88.5 million. Pursuant to the terms of a purchase agreement between the Buyer and IIP dated May 26, 2026 (the “Purchase Agreement”), IIP provided seller financing to the Buyer in the principal amount of US$49 million (the “Seller Note”). The Seller Note bears interest at 15% per annum, matures on May 25, 2027, and is subject to two one-year extension options. The Seller Note is secured by a first priority mortgage on the Property and is guaranteed by the Company. The balance of the purchase price, together with closing costs, was funded by a loan from Chicago Atlantic Financial Services, LLC in the amount of $41.0 million (the “Chicago Atlantic Loan”). The Chicago Atlantic Loan is secured by a second priority mortgage on the Property, subordinate to the Seller Note pursuant to an intercreditor agreement, and is guaranteed by Vireo Health, Inc., a subsidiary of the Company.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives Vireo’s intense local market focus while leveraging the strength of a national portfolio. Vireo is committed to hiring industry leaders and deploying capital and talent where it believes it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the expected benefits of the acquisition of the Property; the Company’s expectations regarding its ability to service the debt incurred in connection with the acquisition of the Property; and the Company’s ability to exercise the extension options on the Seller Note. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the U.S. Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release, if any. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to Company’s ability to service the debt obligations incurred in connection with the acquisition of the Property, including the Seller Note and the Chicago Atlantic Loan;; risks related to the Company’s ability to satisfy the conditions for the extension options on the Seller Note; risks that the anticipated benefits of the acquisition of the Property may not be realized; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties following the acquisition of the Property; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

For Vireo, contact:

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

(612) 314-8995